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                                                                    Exhibit 3.1

                             CERTIFICATE OF TRUST
                                       OF
                              USX CAPITAL TRUST I


          This Certificate of Trust of USX Capital Trust I (the "Trust"), dated March 13, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

          1.  Name.  The name of the business trust being formed hereby is USX
              ----
Capital Trust I.

          2.  Delaware Trustee.  The name and business address of the trustee of
              ----------------
the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Rte 273, Newark, DE 19711.

          3.  Effective Date.  This Certificate of Trust shall be effective as
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of its filing.


          IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                  /s/ A.G. Adkins
                                 _______________________________
                                 A.G. Adkins, as Trustee


                                  /s/ P.J. Kuntz
                                 ______________________________
                                 P.J. Kuntz, as Trustee


                                  /s/ M.K. Stewart
                                 ______________________________
                                 M.K. Stewart, as Trustee



                                 THE BANK OF NEW YORK, as Trustee

                                    /s/ Mary La Gumina
                                 By______________________________
                                   Name: Mary La Gumina
                                   Title: Assistant Vice President
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                                                                              2


                                 THE BANK OF NEW YORK (DELAWARE),
                                  as Trustee

                                    /s/ Frederick Clark
                                 By____________________________
                                   Name: Frederick Clark
                                   Title: Authorized Signatory